                                                                    Exhibit 10.9


                            WEIGH-TRONIX CANADA, ULC

                                   as Obligor

                                      and

                              FLEET NATIONAL BANK

                              as Collateral Agent




________________________________________________________________________________

                          DEBENTURE PLEDGE AGREEMENT


                                 June 13, 2000


________________________________________________________________________________



                                Stikeman Elliott

                           DEBENTURE PLEDGE AGREEMENT

     Debenture pledge agreement dated as of the 13/th/ day of June, 2000 made by WEIGH-TRONIX CANADA, ULC, an unlimited company incorporated and existing under the laws of the Province of Nova Scotia, to and in favour of FLEET NATIONAL BANK for the benefit of and as agent of the Secured Creditors.

     WHEREAS:

A. The Obligor, the guarantors referred to therein, the Original Borrowers, Fleet National Bank (as successor to BankBoston N.A.), as Foreign Agent and as Foreign Bank, the other lending institutions listed on Schedule I thereto and the Original Agent entered into the Existing Credit Agreement providing for the making of credit facilities available to the Original Borrowers;

B. pursuant to an assignment and acceptance agreement dated as of the 13/th/ day of June, 2000 between, inter alia, the Obligor, the Original Borrowers, the Original Creditors, the Lenders, the Agent and the Collateral Agent, the parties to the Existing Credit Agreement assigned, inter alia, all of their respective rights and obligations under the Existing Credit Agreement and the other Loan Documents to the parties to the Amended and Restated Credit Agreement;

C. in connection with the foregoing, the Obligor and SWT, as borrowers, Weigh-Tronix, LLC, certain banks and financial institutions party thereto, Lehman Brothers Inc., as sole advisor, Lehman Brothers Inc. and FleetBoston Robertson Stephens Inc., as co-arrangers and co-book managers, Lehman Commercial Paper Inc., as syndication agent, Fleet National Bank, as security agent, and the Agent have amended and restated the Existing Credit Agreement on the terms and conditions contained in the Amended and Restated Credit Agreement; and

D. it is a condition precedent to the continued extensions of credit to the Obligor and SWT on the terms and conditions of the Amended and Restated Credit Agreement that the Obligor execute and deliver this debenture pledge agreement to and in favour of the Collateral Agent as security for the payment and performance of the Secured Obligations by the Obligor.

     NOW THEREFORE in consideration of the foregoing premises, the sum of $10.00 in lawful money of Canada now paid by the Collateral Agent to the Obligor and other good and valuable consideration (the receipt and adequacy of which are hereby acknowledged) the Obligor agrees as follows:

                                   ARTICLE 1
                                 INTERPRETATION

Section 1.1  Defined Terms.

     As used in this debenture pledge agreement and the recitals hereto, the following terms have the following meanings:

     "Agent" means Fleet National Bank acting as administrative agent for the Lenders under the Amended and Restated Credit Agreement and any successor appointed pursuant to the Amended and Restated Credit Agreement.

     "Amended and Restated Credit Agreement" means the amended and restated credit agreement dated as of the 13th day of June, 2000, among the Obligor and SWT, as borrowers, Weigh-Tronix, LLC, the Lenders, as lenders, Lehman Brothers Inc., as sole advisor, Lehman Brothers Inc. and FleetBoston Robertson Stephens Inc., as co-arrangers and co-book managers, Lehman Commercial Paper Inc., as syndication agent, Fleet National Bank, as security agent, and the Agent, as the same may be further amended, modified, extended, renewed, replaced, restated, supplemented or refinanced from time to time and including any agreement extending the maturity of, refinancing or restructuring (including the inclusion of additional borrowers thereunder or any increase in the amount borrowed) all or any portion of, the indebtedness under such agreement or any successor agreements, whether or not with the same agent or lenders.

     "Amended and Restated Guarantee" means the Original Guarantee, as amended and restated by the amended and restated guarantee made as of the date hereof in favour of the Secured Creditors and the Collateral Agent, as the same may be further amended, modified, extended, renewed, replaced, restated or supplemented from time to time.

     "Collateral Agent" means the Agent acting as collateral agent for the Secured Creditors.

     "Credit Documents" means, collectively, the Amended and Restated Credit Agreement, the Loan Documents, the Letters of Credit, any Specified Hedge Agreement and any other document made, delivered or given in connection therewith.

     "Debenture" means the demand debenture dated as of June 13, 2000 issued by the Obligor in favour of Fleet National Bank in the principal amount of Cdn.$20,000,000 and bearing interest at the rate of 25% per annum together with all renewals thereof, substitutions therefor, accretions thereto, interest thereon and proceeds thereof.

     "Event of Default" shall mean any Event of Default under, and as defined in, the Amended and Restated Credit Agreement or any payment default, after any applicable grace period, under any other Credit Document.

     "Existing Credit Agreement" means the credit agreement dated as of the 1st day of May, 1998 among the Original Borrowers, Fleet National Bank (as successor to BankBoston, N.A.), as Foreign Agent and as Foreign Bank, the other lending institutions listed on Schedule I thereto, and the Original Agent as amended, restated, modified and in effect immediately prior to the date of execution of the Amended and Restated Credit Agreement.

     "Letters of Credit" has the meaning ascribed thereto in the Amended and Restated Credit Agreement.

     "Loan Documents" has the meaning ascribed thereto in the Amended and Restated Credit Agreement.

     "Obligor" means Weigh-Tronix Canada, ULC, an unlimited company incorporated and existing under the laws of the Province of Nova Scotia, and its successors and permitted assigns.

     "Original Agent" means Fleet National Bank, as successor to BankBoston, N.A., acting as administrative agent for the Original Lenders under the Existing Credit Agreement.

     "Original Borrowers" means, collectively, Palometa Investments B.V., SWT Limited, Salter Housewares Holdings Limited, and Salter Housewares Limited, as borrowers under the Existing Credit Agreement and their respective successors and permitted assigns.

     "Original Guarantee" means a guaranty by the Obligor dated as of the 1/st/ day of May, 1998, guaranteeing the payment and performance of the Original Borrowers' obligations under the Existing Credit Agreement as amended, modified supplemented and in effect immediately prior to the execution and delivery of the Amended and Restated Guarantee.

     "Person" has the meaning ascribed thereto in the Amended and Restated Credit Agreement.

     "Secured Creditors" means, collectively, the Agent, the Collateral Agent, the Lenders and each of the Agent, a Lender or any affiliate of such Lender, as a counterparty under any Specified Hedge Agreement.

     "Specified Hedge Agreement" has the meaning ascribed thereto in the Amended and Restated Credit Agreement.

     "SWT" means SWT Financial B.V., a limited liability company organized under the laws of The Netherlands, and its successors and permitted assigns.

Section 1.2  Terms Incorporated by Reference.

     Capitalized terms used herein but not defined in this debenture pledge agreement shall have the meanings given to them in the Amended and Restated Credit Agreement.

Section 1.3  Certain Phrases, etc.

     In this debenture pledge agreement the words "including" and "includes" mean "including (or includes) without limitation".

Section 1.4  Gender and Number.

     Any reference in this debenture pledge agreement to gender shall include all genders and words importing the singular number only shall include the plural and vice versa.

Section 1.5  Headings, etc.

     The division of this debenture pledge agreement into Articles and Sections and the insertion of headings are for convenient reference only and are not to affect its interpretation.

                                   ARTICLE 2
                                   SECURITY

Section 2.1  Pledge of Debenture.

     The Obligor pledges and hypothecates to, and deposits with, the Collateral Agent, for the benefit of and as agent of the Secured Creditors, the Debenture.

Section 2.2  Secured Obligations Secured.

     (1) The pledge and hypothecation in this debenture pledge agreement (the "Pledge") secure the payment and performance of all debts, liabilities and obligations, present or future, direct or indirect, absolute or contingent, matured or unmatured, at any time or from time to time due or accruing due and owing by or otherwise payable by the Obligor to the Collateral Agent and the Secured Creditors, in any currency, and whether incurred by the Obligor alone or with another or others, arising out of, in connection with or pursuant to the Amended and Restated Credit Agreement, Amended and Restated Guarantee and the other Credit Documents (collectively, and together with the expenses, costs and charges set out in Section 2.2(2), the "Secured Obligations").

     (2) All expenses, costs and charges incurred by or on behalf of the Collateral Agent and the Secured Creditors in connection with this debenture pledge agreement, the Debenture or the Charged Premises (as defined in the Debenture), including all legal fees, court costs, receiver's or agent's remuneration and other expenses of taking possession of, repairing, protecting, insuring, preparing for disposition, realizing, collecting, selling, transferring, delivering or obtaining payment for the Charged Premises, and of taking, defending or participating in any action or proceeding in connection with any of the foregoing matters or otherwise in connection with the Collateral Agent and the Secured Creditors' interest in any Charged Premises, whether or not directly relating to the enforcement of this debenture pledge agreement or any other Credit Document, shall be added to and form a part of the Secured Obligations.

Section 2.3  Payment of Interest.

     Payment to the Collateral Agent and the Secured Creditors of interest for any period in respect of the Secured Obligations shall be deemed to be payment in satisfaction of the interest payment for the same period under the Debenture. Neither the Collateral Agent nor any Secured Creditor shall, at any time, claim any greater amount in respect of the principal amount of the Debenture than the aggregate amount of the Secured Obligations outstanding at that time.

                                   ARTICLE 3
                                  ENFORCEMENT

Section 3.1  Enforcement.

     In the event the Obligor fails to pay or perform any of the Secured Obligations when due and payable or to be performed, as the case may be, the Collateral Agent may at any time realize upon or otherwise dispose of the Debenture by sale, transfer or delivery or exercise and enforce all rights and remedies of a holder of the Debenture as if the Collateral Agent were the absolute owner of the Debenture, without notice to or control by the Obligor and any such remedy may be exercised separately or in combination and shall be in addition to and not in substitution for any other rights the Secured Creditors or the Collateral Agent may have, however created.

Section 3.2  Application of Proceeds.

     All monies collected by the Collateral Agent upon any sale or other disposition of the Collateral together with all monies received by the Collateral Agent hereunder, shall be applied in the manner provided in Section
5.10 of the amended and restated security agreement dated as of the date hereof made by the Obligor in favour of the Collateral Agent for the benefit of the Secured Creditors.

Section 3.3  Dealing with the Debenture.

     (1) The Secured Creditors and the Collateral Agent shall not be obliged to exhaust their recourse against the Obligor or any other Person or Persons or against any other security they may hold in respect of the Secured Obligations before realizing upon or otherwise dealing with the Debenture in such manner as the Collateral Agent may consider desirable.

     (2) The Collateral Agent and the Secured Creditors may grant extensions or other indulgences, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the Obligor and with other Persons, sureties or securities as they may see fit without prejudice to the Secured Obligations, the liability of the Obligor or the rights of the Collateral Agent or the Secured Creditors in respect of the Debenture.

     (3) The Secured Creditors and the Collateral Agent shall not be (i) liable or accountable for any failure to collect, realize or obtain payment in respect of the Debenture, (ii) bound to institute proceedings for the purpose of collecting, enforcing, realizing or obtaining payment of the Debenture or for the purpose of preserving any rights of the Secured Creditors, the Obligor or any other parties, (iii) responsible for any loss occasioned by any sale or other dealing with the Debenture or by the retention of or failure to sell or otherwise deal with the Debenture, or (iv) bound to protect the Debenture from depreciating in value or becoming worthless.

Section 3.4  Dual Capacity.

     The Obligor hereby acknowledges and agrees that the Debenture shall be held by the Collateral Agent both as general and continuing collateral security for the payment and performance of the Secured Obligations and as a pledge hereunder. Whenever the security hereby constituted shall be enforceable, the Collateral Agent may elect either (i) to enforce all rights and remedies of a holder of the Debenture as fully and effectually as if the Collateral Agent were absolute owner thereof; or (ii) to enforce its rights as a pledgee as otherwise provided hereunder.

                                   ARTICLE 4
                                    GENERAL

Section 4.1  Transfer of Debenture.

     Any sale, transfer, negotiation or delivery of the Debenture by the Collateral Agent before the Pledge shall have become enforceable shall be made subject to the terms hereof. Whenever the Pledge shall become enforceable, the Collateral Agent may sell, transfer, negotiate or deliver the Debenture without restriction.

Section 4.2  No Merger.

     The Debenture and this debenture pledge agreement shall not operate by way of merger of any of the Secured Obligations and no judgment recovered by the Collateral Agent or any of the Secured Creditors shall operate by way of merger of, or in any way affect, the Pledge which is in addition to, and not in substitution for, any other security now or hereafter held by the Collateral Agent and the Secured Creditors in respect of the Secured Obligations.

Section 4.3  Notices.

     Any notices, directions or other communications provided for in this debenture pledge agreement shall be in writing and given in accordance with the provisions of Section 5.1 of the amended and restated security agreement dated as of the date hereof made by the Obligor in favour of the Collateral Agent for the benefit of the Secured Creditors.

Section 4.4  Further Assurances.

     The Obligor shall from time to time, whether before or after the Pledge shall have become enforceable, do all such acts and things and execute and deliver all such transfers, assignments and instruments as the Collateral Agent may reasonably require for (i) protecting the Debenture, (ii) perfecting the Pledge, and (iii) exercising all powers, authorities and discretions conferred upon the Collateral Agent. The Obligor shall, from time to time after the Pledge has become enforceable, do all such acts and things and execute and deliver all such transfers, assignments and instruments as the Collateral Agent may require for facilitating the sale of the Debenture in connection with its realization.

Section 4.5  Supplemental Security.

     This debenture pledge agreement and the Debenture are in addition and without prejudice to and supplemental to all other security now held or which may hereafter be held by the Collateral Agent and or the Secured Creditors.

Section 4.6  Successors and Assigns.

     This debenture pledge agreement shall be binding upon the Obligor, its successors and assigns, and shall enure to the benefit of the Secured Creditors, the Collateral Agent and their respective successors and assigns. The Obligor may not assign, transfer or delegate any of its rights and obligations under this debenture pledge agreement without the prior written consent of the Collateral Agent.

Section 4.7  Severability.

     If any provision of this debenture pledge agreement is deemed by any court of competent jurisdiction to be invalid or void, the remaining provisions shall remain in full force and effect.

Section 4.8  Waivers, etc.

     No amendment of this debenture pledge agreement and no consent or waiver by the Collateral Agent or the Secured Creditors in respect hereof shall be effective unless made in writing and signed by an authorized officer of the Collateral Agent and then such amendment, consent or waiver shall be effective only in the specific instance and for the specific purpose for which given. Any such amendment shall be effective only if also signed by the Obligor. No failure or delay on the part of the Collateral Agent or the Secured Creditors in exercising a right under this debenture pledge agreement shall operate as a waiver of, or impair, any right of the Collateral Agent or the Secured Creditors however created. No single or partial exercise of a right shall preclude any further exercise of such right or the exercise of any other right.

Section 4.9  Releases.

     The Pledge shall be released upon the satisfaction of the conditions referred to in Section 5.2 of the amended and restated security agreement dated as of the date hereof made by the Obligor in favour of the Collateral Agent for the benefit of the Secured Creditors.

Section 4.10  Conflicts.

     To the extent, if any, that the terms and provisions of this debenture pledge agreement or of the Debenture conflict with the terms and provisions of the Amended and Restated Credit Agreement, the terms and provisions of the Amended and Restated Credit Agreement shall govern.

Section 4.11  Collateral Agent.

     By accepting the benefits of this debenture pledge agreement, each Secured Creditor acknowledges and agrees that the rights and obligations of the Collateral Agent shall be as set forth in Section 9 of the Amended and Restated Credit Agreement.

Section 4.12  Governing Law.

     This debenture pledge agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

     IN WITNESS WHEREOF the Obligor has caused this debenture pledge agreement to be executed by its duly authorized officer as of the date first above written.


                                           WEIGH-TRONIX CANADA, ULC


                                           Per: /s/ Weigh-Tronix Canada, ULC
                                                ----------------------------
                                                Authorized Signing Officer